                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 28, 2004, with respect to the financial statements of Solexa Limited included in the Registration Statement (Form S-4) and related Proxy Statement/Prospectus of Lynx Therapeutics, Inc. for the registration of 29,500,000 shares of its common stock.

/s/ ERNST & YOUNG LLP

ERNST & YOUNG LLP
Cambridge, England
October 28, 2004

                                       1